UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

NATIONAL AUTOMATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-53755	26-1639141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2470 St. Rose Parkway Suite 311, Henderson	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 487-6274

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

National Automation Services announced on March 8, 2010, the Securities and Exchange Commission (the "SEC") notified NAS that the SEC has completed its limited review of, and that the SEC has no further comments at this time on, NAS' Form 10 Registration Statement which became effective on October 6, 2009.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of National Automation Services, Inc. dated March 8, 2010

Exhibit Index

Exhibit
Number	Description

99.1	Press Release of National Automation Services, Inc. Corporation dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AUTOMATION SERVICES, INC.

(Registrant)

Date:

March 9, 2010

By:    /s/ Robert W. Chance

Name:  Robert W. Chance

Title: President and Chief Executive Officer

(Principal Executive Officer)

By:    /s/ Jeremy W. Briggs

Name:  Jeremy W. Briggs

Title: V.P. / Chief Accounting Officer

(Principal Financial Officer)